Exhibit 10.59

INVESTMENT ADVISORY AGREEMENT
This INVESTMENT ADVISORY AGREEMENT, dated as of January 4, 2010, is by and between Lincoln Life & Annuity Company of New York (the “Client”) and Delaware Investment Advisers, a series of Delaware Management Business Trust (the “Adviser”).
W I T N E S S E T H
WHEREAS, the Client desires to engage the Adviser to provide investment advice to the Client, and the Adviser is willing to undertake these responsibilities, on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the conditions and mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:
SECTION 1
APPOINTMENT OF THE ADVISER
1.1           Appointment.  The Client hereby appoints the Adviser, and the Adviser hereby agrees, for the term of this Agreement to advise the Client with respect to management of the funds (other than in respect of the Non-Managed Assets ) in all the accounts comprising the Client's general account (each an "Account") in accordance with the provisions of this Agreement.  All of Client's Accounts in existence on the date hereof are identified on Schedule A hereto, with the exception of those Accounts that have been excluded with the mutual agreement of the Client and the Adviser. Schedule A may be amended from time to time with the mutual agreement of the Client and the Adviser.
1.2           Accounts; Custodian.  The Client shall designate in writing all of the assets in each Account, other than the Non-Managed Assets, to be managed by the Adviser and shall promptly notify its custodian (the “Custodian”) as to the appointment of the Adviser as investment manager of such assets held at the Custodian.  The Client has notified the Adviser as to the identity of the Custodian on or prior to the date hereof, and shall notify the Adviser of any subsequent changes in the identity of the Custodian.  The Client shall be responsible for any custodial arrangements and the payment of all custodial charges, and the Adviser shall have no responsibility or liability with respect to custodial arrangements or acts or omissions of the Custodian.  The Client shall direct the Custodian to (i) accept instructions from the Adviser regarding the execution of transactions in respect of the Accounts permitted hereby, and to grant access to Agents and, if applicable, Sub-Advisers and (ii) deliver to the Adviser in a timely manner any proxies for which the Adviser has the right and obligation to vote pursuant to Section 2.6. The Adviser shall have no authority to act as a custodian for any Account, any earnings therefrom or any other securities or other assets from time to time credited to any Account or to make any withdrawals of any nature whatsoever from any Account.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

1.3           Exclusivity.
(a)           During the Initial Term, except with respect to any assets invested in the Excluded Asset Classes and New Asset Classes that are not managed by the Adviser pursuant to this Section 1.3, the Adviser will have the exclusive right to manage the assets in each Account; provided, however, that such right will not apply to any assets that may be added to such Accounts as a result of any acquisition (however effected, including a merger) by the Client of another insurance company or block of business of another insurance company (“Acquired Assets”).  Except as provided in this Section 1.3 with respect to New Asset Classes that are not managed by the Adviser, the Client, during the Initial Term, shall not engage any other investment manager, investment adviser or other Person to manage any portion of the Accounts other than Excluded Assets and Acquired Assets.
(b)           In the event that the Client determines to invest any portion of an Account (other than Excluded Assets or Acquired Assets) in an asset class that the Client reasonably determines in good faith is not a Current Asset Class (a “New Asset Class”), the Client shall provide an Investment Notice to the Adviser as soon as practicable following the Client’s determination to invest in the New Asset Class, such Investment Notice to describe, in reasonable detail, the New Asset Class.
(c)           The Adviser shall have 45 days from the receipt of an Investment Notice to make a written proposal (an “Adviser Proposal”) to the Client to manage the applicable New Asset Class, which proposal shall set forth the objectives, fees and identities of the investment management professionals who will manage the applicable New Asset Class and such other information as may be reasonably requested by the Client in order to assist the Client in its evaluation of the Adviser Proposal.  During such period and for a period of 15 days after the submission of the Adviser Proposal (the “Evaluation Period”), the Client and the Adviser shall discuss the applicable Adviser Proposal in good faith (including at least one in person meeting if requested by the Adviser) and, during the applicable Evaluation Period, the Adviser shall have, at its option, the opportunity to make a presentation to the investment committee of the Client in furtherance of its Adviser Proposal.  No later than 30 days after the end of the applicable Evaluation Period, the Client shall deliver a written notice to the Adviser indicating whether it accepts or does not accept such Adviser Proposal, such written notice to set forth, in the case of a non-acceptance, the primary basis for such non-acceptance.  For the avoidance of doubt, nothing in this Section 1.3 shall restrict the ability of the Client to retain investment consultants or other Persons during the Evaluation Period (or thereafter) to evaluate an Adviser Proposal or any other proposal from another investment manager.

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(d)           In the event that the Client accepts an Adviser Proposal or appoints the Adviser to manage a New Asset Class pursuant to Section 1.3(e), (x) the New Asset Class shall be considered a Current Asset Class and Schedule B shall be updated to reflect such new Current Asset Class and the applicable fee rate and (y) and the assets invested in such new Current Asset Class will be included for purposes of calculating Management Fees.
(e)           In the event that the Client, in the exercise of its reasonable judgment and consistent with its fiduciary duties, does not accept an Adviser Proposal, the Client shall have the right to engage other Persons to manage the assets to be invested in the New Asset Class (which, for the avoidance of doubt, may be the Adviser if so determined by the Client after its evaluation of other managers pursuant to this Section 1.3(e)); provided that, as part of the foregoing determination by the Client, such other Persons shall have been determined to have demonstrated experience managing assets in the New Asset Class and the terms of the engagement with such Persons shall be more favorable to the Client, taken as a whole, than the terms of the Adviser Proposal, taken as a whole.  If a Person other than the Adviser is appointed to manage a New Asset Class, the assets attributable to such New Asset Class shall not be covered by this Section 1.3 for so long as such assets are invested in such New Asset Class (or an Excluded Asset Class thereafter).  In the event that the Client determines to replace an investment manager that manages a New Asset Class (other than in connection with the determination to invest in an Excluded Asset Class), the provisions of this Section 1.3 shall apply with respect to the process to appoint a replacement manager to manage the assets in such New Asset Class.  Anytime after the Client has selected a Person (other than the Adviser) to manage a New Asset Class, the Client agrees to consider in good faith any future proposals from the Adviser to manage the assets in such New Asset Class in the event that the Adviser believes that it has the necessary capabilities to manage such assets.
SECTION 2
AUTHORITY AND DUTIES OF THE ADVISER; CERTAIN OTHER MATTERS
2.1           General Authority of Adviser.  Subject to the provisions of this Agreement (including Section 2.2), the Client grants to the Adviser the sole discretion and authority to make all investment decisions with respect to the assets designated pursuant to Section 1.2.
2.2           Investment Objectives and Restrictions.
(a)           In performing its duties and exercising its discretion under this Agreement, the Adviser shall act in good faith and exercise all the due skill, care and diligence that would be expected of a professional investment manager.  The Adviser shall manage each Account in accordance with the written investment objectives, restrictions and policies (the “Investment Policies”)

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provided to the Adviser by the Client from time to time.  Adviser agrees to abide by the Derivatives Use Plan, to the extent applicable to the Accounts, that Client has filed with the New York Insurance Department.  Any restrictions on the management of the Accounts imposed by any applicable rule, regulation or law that the Client requests the Adviser to follow shall be reflected in the Investment Policies.  To the extent practicable, the Client shall notify the Adviser in advance of any changes to the Investment Policies.  The Client agrees to discuss in good faith with the Adviser mutually agreeable solutions with respect to any Investment Policies that the Adviser cannot satisfy.
(b)           The Adviser shall perform trading activities, including derivatives transactions, on behalf of the Client to the extent necessary in connection with the Lincoln Financial Group variable annuity hedging program and fixed index annuity hedging program, each as may be in effect from time to time.  The performance of the trading activities with respect to the variable annuity hedging program shall comply with the Trade Positioning System guidelines provided to the Adviser by the Client from time to time; provided that after prior consultation with the Client to the extent practicable (and in the case of a material variance from such guidelines, in all cases), trade execution may be effected outside of such guidelines if determined by the Adviser in its reasonable judgment to be in the best interests of the Client.  With respect to the fixed indexed annuity hedging program, the Adviser shall comply with the guidelines/directives provided to the Adviser by the Client from time to time.
(c)           The Adviser may, but has no obligation to, select and, with the prior written consent of the Client, contract with one or more investment advisers (each, a “Sub-Adviser”) registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), to perform some or all of the services for an Account for which it is responsible under this Agreement.  The Adviser may, if it determines it is not adverse to the interests of the Client, without the consent of the Client, terminate the services of any Sub-Adviser at any time, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected.  The Adviser shall continue to have responsibility for all advisory services furnished by any Sub-Adviser and for the payment of any such Sub-Adviser.
2.3           Further Authority of Adviser.  Subject to the other provisions of this Agreement, unless the Client instructs the Adviser otherwise, the Adviser shall have the authority to select the brokerage firms through which orders for an Account shall be placed.  The Adviser shall place orders for the execution of transactions for an Account on a “best execution” basis, taking into account all relevant factors, including price, commission rates, reliability, efficiency of execution and timeliness and quality of the provision of market information.  Notwithstanding the foregoing, to the extent authorized by applicable law (including Section 28(e) of the Securities Exchange Act of 1934, as amended) and consistent with the “soft dollar” practices described in Part II of the Adviser’s Form ADV, the Adviser may agree to pay a member of an exchange, a broker

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or a dealer a commission for effecting a securities transaction in an Account that exceeds the commission another member of an exchange, broker or dealer would charge for effecting the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms either of that particular transaction or of the Adviser’s overall responsibilities with respect to the applicable Account and other advisory accounts for which the Adviser or any Sub-Adviser exercises investment discretion.  If the Adviser engages in any transaction described in the immediately preceding sentence, the Adviser shall provide to the Client regular reports in such form and at such times as may reasonably be required by the Client, setting forth the amount of total brokerage business placed by the Adviser with respect to the Accounts and the allocation thereof among brokers and dealers, identifying those brokers and dealers which provided research services, and containing such other information as the Client may reasonably request.  In the event that the Client instructs the Adviser to place orders for an Account through a particular brokerage firm (a “Directed Broker”), the Client hereby acknowledges that the Adviser may not achieve “best execution” and waives any applicable “best execution” requirements with respect to transactions with such Directed Broker.
2.4           Reporting and Information Obligations.
(a)           The Adviser agrees to make available to the Client such reports, information and certifications with respect to the Accounts as the Client may from time to time reasonably request, including reports detailing the holdings in the Accounts and any transactions effected by the Adviser with respect thereto and information concerning the sale or other disposition of securities during the period covered by such reports.  Initially, the reports to be provided are as identified on Schedule C hereto.  The Adviser shall, upon reasonable notice at the reasonable request of the Client, participate by telephone or in-person at meetings (including meetings of the investment committees of the Client and its Affiliates and meetings with, and presentations to, rating agencies, investors and research analysts) to review the performance of the Accounts and other matters related to the management of the Accounts (including the investment objectives, restrictions and policies).
(b)           The Adviser shall provide the Client with such data and other information related to any Account, any investment in any Account and/or the services provided by the Adviser hereunder, including such data and information described in Schedule D, electronically in such form described in Schedule D or as otherwise may be reasonably requested by the Client.
(c)           The Adviser shall, and shall cause its Affiliates to, cooperate with the Client and its representatives to the extent necessary to enable such Persons to verify all calculations made by the Adviser in connection with any Account.

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2.5           Allocations.  The Adviser may, but is not required to, aggregate sales and purchase orders placed with respect to an Account with similar orders for brokerage transactions being made simultaneously for other accounts managed by the Adviser to the extent permitted by applicable law.  When such aggregate orders occur, the objective of the Adviser (and any of its Affiliates involved in such transactions) shall be to allocate the costs incurred in connection with the execution of such orders among the applicable Account and the other accounts managed by the Adviser in a manner the Adviser believes is fair and equitable over time to the applicable Account and in accordance with the Adviser’s written allocation procedures as then in effect, taking into account the Client’s investment guidelines and the size of the order placed for the Client, among other factors.  The Adviser shall provide the Client with a copy of its written allocation policies applicable to the Accounts and a copy of any subsequent amendments to such policies, provided that the Adviser shall not be obligated to provide copies of any such amendments if they are summarized in Part II of the Adviser’s Form ADV.
2.6           Proxies and Other Actions.
(a)           The Client delegates to the Adviser the right and obligation to (i) vote any proxies in respect of securities held in any Account and (ii) act upon or exercise any option, subscription, bankruptcy, reorganization, consolidation, merger, indenture revision or liquidation right or any other right or privilege of whatsoever nature, incident, appurtenant or pertaining to securities in any Account and, upon prior written notice or notice by telephone from the Adviser to the Client of the Adviser’s intention to participate in such matters, the Adviser shall automatically and without further action by the Client be appointed as the Client’s attorney-in-fact for any such purpose, including causing the Client to be bound to any such plan, agreement or arrangement.  Notwithstanding the foregoing, the Client may designate another Person to exercise any such right or obligation upon written notice to the Adviser.
(b)           In the case of any action  to be taken in respect of securities held in any Account (other than private placements) where such action requires the payment of any funds by the Client in connection with such action, the Adviser agrees to consult with and assist the Client in the evaluation of such action and the recommended course of action in respect thereof and, upon payment or advancement (or the agreement to pay or advance) by the Client of any funds required to be paid to a third party in connection with such action, follow the reasonable and lawful instructions of the Client in the taking or not taking of such action.
2.7           Compliance.  The Adviser represents that it is duly registered with the Securities and Exchange Commission (the “SEC”) pursuant to the Advisers Act.  The Adviser shall at all times act in accordance with (a) this Agreement and (b) any provision of applicable law, including the Advisers Act and all applicable rules and regulations of

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the SEC promulgated thereunder, including by maintaining all necessary licenses, permits and other authorizations from the SEC and any other Regulatory Authority.
2.8           Certain Notifications.
(a)           The Adviser shall notify the Client promptly upon becoming aware of (i) any changes or events that could reasonably be expected to materially and adversely affect an Account or the Adviser’s management of an Account, including the following:  any audit, investigation, action or other proceeding by any Regulatory Authority involving the Adviser or an Account of which the Adviser or one of its Affiliates has received written notification from such Regulatory Authority, other than routine inspections and examinations, or any termination of any Approved Manager and (ii) any financial condition of or significant corporate event involving the Adviser that would reasonably be expected to impair its ability to meet contractual commitments to the Client under this Agreement.  Changes or events not specific to the Adviser or its Affiliates, including  general economic conditions or changes in the market environment do not require notification under this Section 2.8(a).
(b)           The Adviser shall furnish the Client promptly with copies of any amendments or supplements to the Adviser's Form ADV.  The Client, upon reasonable request with reasonable notice, may review any other filings, reviews, reports or notices submitted (or received) by the Adviser or one of its investment advisory Affiliates to (or from) the SEC or any other Regulatory Authority, other than such filings, reviews, reports or notices which do not contain information which could reasonably be viewed as material by the Client, at the offices of the Adviser.
(c)           The Adviser shall promptly notify the Client of the occurrence of any Termination Event.
(d)           The Client represents that none of the Accounts is currently subject to ERISA.  The Client shall notify the Adviser in writing in advance of any assets of an Account becoming “plan assets” under ERISA if practicable, and if such advance notice is not practicable, the Client shall notify the Adviser in writing promptly after the Client becomes aware of any assets of an Account becoming “plan assets” under ERISA and, in either case, will assist the Adviser in obtaining all information necessary to comply with ERISA.
2.9           Adviser as Independent Contractor.  Notwithstanding the services provided by the Adviser hereunder, the Adviser shall be an independent contractor and not a partner of or joint venturer with the Client, and unless otherwise expressly provided herein, shall not be authorized to manage the affairs of, act in the name of, or represent or bind the Client.
2.10           Insurance.  The Adviser shall maintain in full force and effect during the term of this Agreement errors and omissions liability coverage of not less than

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$50,000,000 and on other material terms and conditions that are usual and customary for asset management businesses similarly situated to the Adviser.  Upon the reasonable request of the Client (to be made no more than once every 12 months) or in the event that the assets of the Accounts have increased materially after the date hereof (which request may be made more than one time over the term of this Agreement), the Adviser shall increase such coverage limits to such amounts as are reasonably requested by the Client to reflect the increase in the assets in the Accounts.  The Adviser shall provide the Client with a certificate evidencing the existence of such insurance upon the request of the Client (to be made no more than once every 12 months).  The Adviser shall provide prior written notice to the Client in the event that the Adviser proposes to amend or modify any material term or condition of such insurance that could reasonably be expected to be adverse to the Client.
2.11           Management Team
(a)           Schedule E hereto sets forth the names of certain investment professionals employed by the Adviser on a full-time basis and who manage the Accounts (each, and together with any other investment professional approved by the Client pursuant to Section 2.11(a) or (b), an “Approved Manager”).  In the event that an Approved Manager ceases to be employed by the Adviser on a full-time basis or otherwise ceases to manage the Accounts (a “Departing Manager”), the Adviser shall nominate in writing, for approval by the Client, one or more investment professionals with demonstrated experience managing assets of a type and style similar to the Account (or portion thereof) to be managed by such professionals (each such investment professional, a “Manager Candidate”) to replace such Departing Manager as an Approved Manager.  In connection with the Client’s evaluation of each such Manager Candidate, during the 30 day period following delivery of the applicable written nomination notice, the Adviser shall provide such information relating to each Manager Candidate (including the date on which such Manager Candidate is able to commence full-time employment with the Adviser) as is reasonably requested by the Client and the Client shall have the opportunity to interview each Manager Candidate.  On or prior to the last day of such 30 day period, the Client shall provide written notice to the Adviser of its decision to approve or disapprove the appointment of such Manager Candidate.  The Client agrees that its approval or disapproval of a Manager Candidate (x) shall be based on the foregoing information and, if applicable, the interview and such other criteria as would generally be used by a third party investment consultant in a similar manager search and (y) shall not be unreasonably withheld or delayed (and the Client shall not be deemed to be acting unreasonable if a Manager Candidate is not able to commence full-time employment with the Adviser within 60 days of the expiration of the 90 day period referred to clause (b) in the definition of Termination Event).
(b)           In addition to the Adviser’s right to propose one or more Manager Candidates pursuant to Section 2.11(a), the Adviser may, no more

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frequently than once every three months, propose one or more Manager Candidates, who for purposes of this Section 2.11(b) must have been employed by the Adviser for no less than six consecutive months and shall have managed one or more Accounts during such six month period, to become additional Approved Managers by delivery of a written notice to the Client.  In connection with the Client’s evaluation of each such Manager Candidate, the Adviser shall provide such information relating to each Manager Candidate as is reasonably requested by the Client and the Client shall have the opportunity to interview each Manager Candidate.  The Client agrees that its approval or disapproval of any such Manager Candidate (x) shall be based on the foregoing information and, if applicable, the interview and such other criteria as would generally be used by a third party investment consultant in a similar manager search and (y) shall not be unreasonably withheld or delayed.
(c)           In the event that the Client approves any Manager Candidate and such Manager Candidate becomes an Approved Manager pursuant to Section 2.11(a) or (b), Schedule E shall be updated to reflect such new Approved Manager.
2.12           Cooperation between the Parties regarding Private Placements. The parties agree that to the extent either party requires access to information (including books and records) or personnel relating to private placements, such access shall be provided consistent with practices in place prior to the date of this Agreement.  The Client agrees to provide resources that will provide the Client's internal legal support for the private placements in which the Accounts may invest from time to time consistent with practices in place prior to the date of this Agreement.
SECTION 3
CONFLICTS OF INTEREST
3.1           Devotion of Time; Non-Exclusive.  The Adviser hereby agrees to devote such of its time and activity as is necessary for the accomplishment of its duties hereunder.  The Client acknowledges and understands that the Adviser acts as investment adviser to other clients and may give advice and take action with respect to the assets of such other clients which may differ from the advice given, or the timing or nature of action taken, with respect to the Accounts.  Subject to applicable law, nothing herein shall restrict the Adviser, its principals, Affiliates, or employees from purchasing or selling any securities for its or their own accounts.  Furthermore, the Adviser shall have no obligation to purchase or sell for any Account, or to recommend for purchase or sale for any Account, any security which the Adviser, its principals, Affiliates or employees may purchase or sell for themselves or for any other clients.
SECTION 4
EXPENSES; FEE; VALUATION; STANDARD OF LIABILITY
4.1           Expenses.  The Client shall pay for all custodial fees, brokerage commissions, taxes, interest and other expenses related to the purchase, sale or

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transmittal of Account assets and such other expenses related to the Accounts to the extent that such expenses have been borne directly by the Client pursuant to the past practice of the Adviser and the Client prior to the date hereof.  Only expenses incurred by the Adviser in its fulfillment of its duties and obligations hereunder, including such expenses related to the Accounts to the extent that such expenses have been borne by the Adviser pursuant to the past practice of the Adviser and Client prior to the date hereof, shall be borne by the Adviser; provided that the Adviser shall have no obligation to bear any expenses for services provided to the Client, prior to the date hereof, by resources of the Adviser that were transferred to the Client on or prior to the date hereof.  Amounts payable to the Adviser under this Section 4.1 shall be paid by the Client upon submission of detailed invoices by the Adviser to the Client.
4.2           Management Fee.  The Client shall pay the Adviser a fee (the “Management Fee”) for the services to be rendered hereunder.  The Management Fee payable with respect to each Account will be calculated at the end of each month based upon the prior month-end book value of the assets (as designated pursuant to Section 1.2) in such Account at the annual rate of 0.09%, inclusive of derivatives trading and support, subject to Section 1.3(d).  The Adviser shall calculate the Management Fee for each calendar month in accordance with this Agreement and shall provide the Client an invoice reflecting the amount of such Management Fee for each such calendar month, and the calculations and methodology used to calculate such Management Fee.  The Management Fee shall be payable monthly within 10 business days of receipt of invoice.  For purposes of calculating the Management Fee, the portion of any Account consisting of Non-Managed Assets shall be excluded.  In the event there is a material change in the allocation (as of the date hereof) of assets in the Accounts across asset classes (a “Reallocation”) that persists for at least six months, the Client and the Adviser will negotiate, in good faith, mutually agreeable modifications to the Management Fees to reflect such change; provided that if a Reallocation persists for three months, the Client and the Adviser agree to discuss, in good faith, such Reallocation and any issues, concerns, questions or other matters related thereto.
4.3           Valuation.  The Client shall be responsible for determining the value of each security or other asset in each Account at the times required under this Agreement, provided that, in connection therewith, the Adviser agrees to provide such assistance and cooperation to the Client in determining the value of securities as is reasonably requested by the Client, including, without limitation, obtaining broker quotes for securities and providing inputs to Client to assist it in its pricing of private placements.  The value of each private placement debt security for which pricing is not readily available and that was held in the Accounts on November 30, 2009 is set forth on Schedule F.  The parties agree that updated values for each private placement debt security for which pricing is not readily available held in the Accounts as of December 31, 2009 will be provided as soon as possible, and such values shall replace those on Schedule F once available.
4.4           Standard of Liability.  Neither the Adviser nor any of its officers, directors, shareholders, members, partners, Agents, employees and Affiliates shall be

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liable for any Loss (including any decrease in the value of assets) (i) incurred with respect to the management of any Account pursuant to Sections 2.2(a) or (b), other than any Loss arising out of the gross negligence of the Adviser or (ii) incurred by reason of any act or omission of any bank, broker, custodian, administrator, trustee or similar Person so long as the Adviser had followed the reasonable instructions of the Client (if any) and the Adviser was not grossly negligent in the performance of its obligations in respect to such Person.  Nothing contained herein shall be deemed to waive any liability (x) which cannot be waived under applicable state or federal law or any rules or regulations adopted thereunder, including state and federal securities laws and ERISA or (y) for breaches by the Adviser of any provision of this Agreement other than Sections 2.2(a) and (b).

SECTION 5
TERMINATION
5.1           Term.  This Agreement shall continue in full force and effect until the ten year anniversary of the date hereof (such ten year period, the “Initial Term”), unless terminated by the Client pursuant to Section 5.2 or the Adviser pursuant to Section 5.3 (the date that any termination hereunder becomes effective, the “Termination Date”).  Absent such termination, this Agreement will automatically renew for additional one year periods (each, a “Subsequent Term”) unless, no later than 90 days prior to the expiration of the Initial Term or 30 days prior to the expiration of any Subsequent Term (as applicable), the Client or the Adviser provides written notice to the other that it elects not to renew this Agreement.
5.2           Termination by the Client.  The Client shall have the right to terminate this Agreement in its entirety at any time, upon (a) the occurrence of a Termination Event or (b) 30 days written notice to the Adviser.
5.3           Termination by the Adviser. The Adviser may terminate this Agreement in its entirety  (a) upon a material breach of this Agreement by the Client (including a breach of Section 4.2) that (if curable) has not been cured by the Client within 10 business days of the Adviser providing written notice to the Client of such breach, unless the Adviser agrees in writing to extend such cure period; or (b) on not less than 150 days written notice to the Client.
5.4           Consequences of Termination.  In connection with the termination of this Agreement for any reason, (a) the Adviser shall be entitled to receive any unpaid portion of the Management Fee earned through the Termination Date, which shall be paid in accordance with Section 4.2 and (b) each party to this Agreement shall promptly destroy or deliver to the other party, or to such other Person as such other party directs, all Confidential Information in the possession of or under the control of the Adviser or the Client, as applicable; provided, however, that the Adviser or the Client, as applicable, may retain copies of any Confidential Information to the extent required by applicable law and such party’s then effective document retention policy.

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5.5           Plan. In the event that there is a Material Variance pursuant to clause (c)(i) of the definition of Termination Event (provided that, solely for purposes of this Section 5.5, the 5% referenced therein shall be replaced with 3%), the Adviser shall, no later than 30 days after the end of the applicable Measurement Quarter, submit a written plan (a “Plan”) to the Client that sets forth the material cause(s) of the Material Variance and the steps that the Adviser proposes to take to address such causes and eliminate the Material Variance.  The Client agrees to cooperate with the Adviser in connection with the Adviser’s preparation and (after a Plan is agreed to by the Client) implementation of a Plan to the extent contemplated thereby, including by making available its personnel to meet with the Adviser.
SECTION 6
MISCELLANEOUS
6.1           Assignments.  No assignment (as defined in the Advisers Act) of this Agreement by the Adviser shall be made without the prior written consent of the Client (which consent will not be unreasonably withheld in the case of a proposed assignment to a U.S. domiciled wholly-owned subsidiary of Macquarie Bank Limited that is registered as an investment adviser under the Advisers Act).  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto (including binding any successor or assignee of the Client following a change of control of the Client, Lincoln National Corporation or any of its Affiliates who directly or indirectly own or control the Client).  Notwithstanding the foregoing, the Adviser may outsource certain ancillary support services that do not constitute investment management services, including trading, back-office, proxy voting and accounting services, to its Agents, provided that the Adviser shall continue to have responsibility for all services provided by its Agents and for the payment of such Agents.  For the avoidance of doubt, the engagement by the Adviser of a Sub-Adviser pursuant to Section 2.2(c) shall not be deemed an assignment.  No assignment of this Agreement by the Client shall be made without the prior written consent of the Adviser (such consent not to be unreasonably withheld).
6.2           Notices.  For purposes of this Agreement, all notices or other communications given or made hereunder shall be in writing and shall be given or made to the Client at Lincoln Financial Group, General Account Investment Strategies, 100 North Greene Street, Greensboro, NC 27401, Attention: C. Phillip Elam II, Senior Vice President, with a copy to: Lincoln Financial Group, Radnor Financial Center, 150 North Radnor Chester Road, Radnor, PA 19087, Attention: General Counsel, and to the Adviser at Delaware Investment Advisers, 2005 Market Street, 39th Floor, Philadelphia, PA 19103, Attention:  See Yeng Quek, with a copy to: Delaware Investment Advisers, 2005 Market Street, Philadelphia, PA 19103, Attention:  General Counsel, or at such other place or places as shall from time-to-time be specified in a written communication signed by the party that is seeking to change its address for the receipt of notices and that is delivered to the other party.  Any notice in writing shall be deemed given and received (a)

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

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if delivered in person, on the date delivered, (b) if transmitted by telecopy (provided receipt is confirmed by telephone), on the date sent or (c) if delivered by express courier, on the second Business Day after mailing, to the parties at the addresses set forth above.
6.3           Amendments.  No modification, amendment or waiver of this Agreement, or any part hereof (including any defined term used herein), shall be valid or effective unless in writing and signed by the party or parties sought to be charged therewith.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any subsequent or other breach or condition, whether of like or different nature.  The failure of any party hereto to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof and shall not deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.
6.4           Books and Records.  The Adviser shall keep (or cause to be kept) such books and records as are required by the Advisers Act, shall permit the Client and its representatives to inspect such books and records with respect to the Accounts at all reasonable times and to make copies of any such books and records as any of them may reasonably request, and shall promptly provide them with such information and explanations as they may reasonably require in connection therewith.  Books, records and files required to be maintained by the Adviser under the Investment Advisers Act of 1940, as amended, will be maintained consistent with New York Insurance Department Regulation 152 to the extent applicable to the Accounts.  Such books, records and files shall be subject to examination by any governmental agency having jurisdiction over Client and by Client or its authorized designees upon reasonable notice to the Adviser.  In furtherance thereof, the Adviser shall (i) make its books and records available to, and provide such information related to this Agreement and the services contemplated hereby reasonably requested by, the Client and its representatives for audit and compliance review promptly upon request and (ii) in the event that the Client receives a request from a Regulatory Authority for information or records in the possession of the Adviser related to any Account, upon notice of such request, provide reasonable access (including to officials of any such agency) to such information or records.  Notwithstanding the foregoing, (w) any access or cooperation pursuant to this Section 6.4 shall not unreasonably interfere with the conduct of the business of the Adviser, (x) such access or review shall occur only during normal business hours upon reasonable advance notice by the Client to the Adviser, under the supervision of personnel of the Adviser, (y) such access or review shall occur only after the Client shall have (1) entered into a customary and reasonable non-disclosure agreement with the Adviser and (2) identified, in reasonable detail, its purpose in seeking access or cooperation pursuant to this Section 6.4 and such purpose is commercially reasonable and (z) the Client shall be responsible for any out-of-pocket costs and expenses incurred by the Adviser and its Affiliates in connection with its compliance with this Section 6.4.  Notwithstanding the obligations contained in this Section 6.4, the Adviser shall not be required to provide access or information or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of it or its Affiliates (based on the advice of counsel) or

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

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contravene any applicable law or fiduciary duty or breach a binding agreement in effect on the date hereof.
6.5           Confidentiality.  Unless directed by the other party and except as required by applicable law, each party to this Agreement shall keep confidential any and all Confidential Information and shall not disclose any such information to any Person (other than its attorneys, regulatory authorities and its Affiliates who need to know such information in connection with the provision of services under this Agreement and on behalf of whom the Adviser shall be liable under this Agreement).  Notwithstanding the foregoing, the Adviser may (i) provide information as necessary for broker/dealers, Agents and Sub-Advisers perform their duties for the Adviser on behalf of the Client; (ii) include the Client’s name on the Adviser’s client list to be circulated to external parties; and (iii) include the Account’s performance in the Adviser’s composites.  Except as described in the foregoing sentence of this Section 6.5, the Adviser shall in no event distribute or circulate any sales material, promotional or other material or make any public communications or press releases which contains any reference to the Client or any Account without the prior written consent of the Client.
6.6           Entire Agreement.  This Agreement (including any annex or schedule hereto and the Investment Policies) contains the entire understanding of the parties and supersedes any prior agreements and understandings between the parties with respect to the subject matter hereof or thereof.
6.7           Required Bonds.  The Client agrees to obtain and maintain during the effectiveness of this Agreement such bonds as may be required by Section 412 of ERISA, if applicable, and to include the Adviser among those covered by such bonds.
6.8           Severability.  In case any one or more of the provisions of this Agreement or any portion thereof, or the application of any such provision or any portion thereof to any party, shall be held invalid, illegal or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision as is held invalid, illegal or unenforceable to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby.
6.9           Captions.  Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or otherwise affect the scope or intent of this Agreement or any provision hereof.
6.10           Counterparts.  This Agreement may be executed in one or more counterparts each of which, for all purposes, shall be deemed to be an original, and all of which when taken together shall constitute but one and the same instrument.
6.11           Governing Law; Submission to Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof that would result in the application of the laws of any other jurisdiction.  However, nothing in this Agreement shall be construed

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

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contrary to the Advisers Act, ERISA (if any Account is subject to ERISA) or any rule or order of the SEC under the Advisers Act.  The parties hereto irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County and of the federal court located in New York, New York for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts).  The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the Supreme Court of the State of New York, New York County and the federal court located in New York, New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.  The parties agree that a final judgment in any such action, suit or proceeding brought in any such court shall be conclusive and binding and may be enforced in any other courts to whose jurisdiction the parties are or may be subject, by suit upon such judgment.
6.12           WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
6.13           Form ADV.  The Client acknowledges that it has received Part II of the current Form ADV of the Adviser at least 48 hours before entering into this Agreement.
6.14           Binding Effect; Persons Benefiting.  Other than the parties to this Agreement, no Person shall have any right or obligation under this Agreement.  No provision of this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof.
6.15           Interpretation.  When a reference is made in this Agreement to Sections, Schedules or Annexes, such reference shall be to a Section of, Schedule to or Annex to, this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  All pronouns and any variations thereof refer to the masculine, feminine or neuter, single or plural, as the context may require.  All capitalized terms defined in this Agreement shall be equally applicable to the singular and plural forms thereof.  All references to any period of days shall be deemed to be to the relevant number of calendar days unless otherwise specified.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.  References to any Person include the successors and assigns of that Person.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

15

[Signature Page Follows]

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

16

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

DELAWARE INVESTMENT ADVISERS,
a series of Delaware Management Business Trust

By: /s/ David P. O’Connor
Name:  David P. O’Connor
Title: Senior Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By: /s/ Keith Ryan
Name:  Keith Ryan
Title: Second Vice President

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX A

Defined Terms

“Account” has the meaning set forth in Section 1.1.
“Acquired Assets” has the meaning set forth in Section 1.3(a).
“Adviser” has the meaning set forth in the preamble to this Agreement.
“Advisers Act” has the meaning set forth in Section 2.2(c).
“Adviser Proposal” has the meaning set forth in Section 1.3(c).
“Affiliate” means any individual, partnership, corporation, entity or other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.  For purposes of this definition, “control” (including, with correlative meaning, the terms “controlling” and “controlled”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.
“Agents” means the Adviser’s proxy voting service and its investment accountant.
“Agreement” means, this Investment Advisory Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Approved Manager” has the meaning set forth in Section 2.11(a).
“Client” has the meaning set forth in the preamble to this Agreement.
“Confidential Information” means and includes, but not be limited to, each party’s respective proprietary or confidential market and/or computerized investment approaches, trading systems or programs, mathematical models, simulated results, simulation software, price or research databases, information relating to private placements, other research, algorithms, numerical techniques, analytical results, technical data, strategies and methodologies, business methods, trade secrets, internal marketing materials or memoranda, corporate policies, supervisory and risk control techniques and procedures, fee and compensation structures, trader trial programs, investor and contact lists, knowledge of facilities and any books and records made available to either party and any other proprietary materials or information; provided, however, that the term Confidential Information shall not include any such information which is or has been made generally available to the public through the disclosure thereof in a manner which was authorized by the applicable party and did not violate any common law or contractual rights of the applicable party.
“Custodian” has the meaning set forth in Section 1.2.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

“Current Asset Class” means an asset class listed on Schedule B.
“Departing Manager” has the meaning set forth in Section 2.11(a).
“Directed Broker” has the meaning set forth in Section 2.3.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules, regulations and class exemptions of the Department of Labor thereunder.
“Evaluation Period” has the meaning set forth in Section 1.3(c).
“Excluded Assets” means assets in the Accounts invested (i) as seed capital in investment products of the Client or its Affiliates and the Adviser and its Affiliates or (ii) in Excluded Asset Classes.
“Excluded Asset Classes” means cash (other than direct short-term investments), money market mutual funds invested primarily in United States securities and assets, direct United States real estate investments, real estate limited partnerships investing primarily in United States real estate, direct United States commercial mortgage investments and corporate owned life insurance.
“Initial Term” has the meaning set forth in Section 5.1.
“Investment Notice” means a written notice of the Client’s decision to invest any portion of an Account (other than the Excluded Assets or the Acquired Assets) in a New Asset Class.
“Investment Policies” has the meaning set forth in Section 2.2(a).
“Loss” means losses, damages, liabilities, judgments, costs and expenses (including reasonable attorneys’ fees and disbursements) and amounts paid in settlement.
“Management Fee” has the meaning set forth in Section 4.2.
“Manager Candidate” has the meaning set forth in Section 2.11(a).
“Material Variance” shall mean, with respect to any rolling two year period, a negative variance of more than 5% per annum of the annual rate of return of the Accounts measured against the Risk Management Benchmark for that same period.  The parties agree that (a) for purposes of calculating the annual rate of return for the one year period ending as of the calendar quarter ending immediately prior to the Closing, such annual rate of return shall be deemed to equal the Risk Management Benchmark for such period, (b) for the purposes of determining the annual rate of return for the Accounts and the Risk Management Benchmark, the annual rate of return and Risk Management Benchmark shall not include any portion thereof attributable to (i) Excluded Assets, (ii)

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

any portion of an Account comprised of limited partnerships or (iii) any action taken or not taken as a result of instructions by, or restrictions and practices of, the Client; provided, that, for the purpose of this sub-paragraph (iii), the rate of return applicable to the class of asset to which any such instruction, restriction or practice applies shall be deemed to equal the Risk Management Benchmark for the duration of such exclusion.
“Measurement Quarter” has the meaning set forth in the definition of “Termination Event”.
“New Asset Class” has the meaning set forth in Section 1.3(b).
“Non-Managed Assets” means any Acquired Assets not managed by the Adviser, the Excluded Assets, and any assets invested in a New Asset Class not managed by the Adviser.
“Person” means any individual, partnership, corporation, company, trust, unincorporated organization or other entity and any government or agency or political subdivision thereof.
“Plan” has the meaning set forth in Section 5.5.
“Reallocation” has the meaning set forth in Section 4.2.
“Regulatory Authority” means any regulatory, self-regulatory or other governmental authority.
“Risk Management Benchmark” shall mean the risk management benchmark utilized in the Lincoln Financial Group Investment Review process for the Accounts as quarterly re-weighted and which shall be consistent with the past practice of the Client as of the date hereof, with any variance from such risk management benchmark determined in accordance with the methodology employed in the Lincoln Financial Group Investment Review process as of the date hereof, excluding the variance, if any, attributable to the Accounts’ Investment Policies.

“SEC” has the meaning set forth in Section 2.7.
“Sub-Adviser” has the meaning set forth in Section 2.2(c).
“Subsequent Term” has the meaning set forth in Section 5.1.
“Termination Date” has the meaning set forth in Section 5.1.
“Termination Event” means any of:
(a)
(i) the gross negligence or willful misconduct of the Adviser in managing any Account, (ii) a material violation of law by the Adviser with respect to the management of any Account or (iii) the imposition of any material sanction, restriction or penalty imposed

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

by a Regulatory Authority on the Adviser that the Client determines could reasonably be expected to have a material and adverse effect on the Adviser’s ability to manage the Accounts;
(b)
for a period of 90 consecutive days, the number of Approved Managers managing the Accounts is less than a majority of the total number of Approved Managers set forth in Schedule E; provided that the Client may not terminate this Agreement pursuant to this clause (b) if the Client has approved pursuant to Section 2.11(a) a sufficient number of new Approved Managers so that the number of Approved Managers is a majority of the total number of Approved Managers set forth in Schedule E;

(c)
(c) (i) if, for any calendar quarter ending on or after the one year anniversary of the Closing Date, there is a Material Variance of the Accounts for any rolling two year period ending at the end of any such calendar quarter (any such calendar quarter at the end of which there is a Material Variance, a “Measurement Quarter”) and (ii) there remains a Material Variance for each two year rolling period ending at the end of each of the next four calendar quarters following the Measurement Quarter, a decision by the Client’s board of directors in the good faith exercise of its fiduciary duties to terminate the Agreement because the Client’s interests are better served with another investment adviser; or

(d)
the Adviser’s material breach of this Agreement (other than breaches of Section 2.7 which shall be subject to the standard set forth in clause (a) above) that (if curable) has not been cured by the Adviser within 30 days of the Client providing written notice, unless the Client agrees in writing to extend such cure period.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule A

Accounts

Company Name	Portfolio
Lincoln Life & Annuity Company of New York	JPLA662790 LLANY01101 LLANY01110 LLANY01111 LLANY01117 LLANY01145 LLANY01166 LLANY01168 LLANY01174 LLNYC01101 LLNYC01110 LLNYC01111 LLNYC01145 LLNYC01146

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule B

Current Asset Classes
1.	Active Fixed Income
2.	MBS
3.	ABS
4.	High Yield
5.	Government
6.	Direct short-term investments
7.	Private Debt
8.	Partnerships
9.	Equity
10.	Emerging Market Debt

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule C

Reports

Report Name	Source	Customer	Frequency	Due Date
Identification of Troubled and Watch Securities	DIA Fixed Income	CAO & CFO	Quarterly	Prior to the Writedown Committee Meeting and Final as of Quarter End Business Day 2
Paragraph Code Reporting	DIA Compliance	Invest Acctg	Monthly	Changes by the 15th of each month
Cash Flow and Recovery Value Calculations Report	DIA Fixed Income	Invest Acctg	Quarterly	Prior to the Writedown Committee Meeting and Final as of Quarter End Business Day 1
CLN Reports	DIA Fixed Income	Invest Acctg	Quarterly	Business Day 5
TPS Notices	DIA Fixed Income	EqRM Protection	Daily	Daily p.m.
Trade Notifications	DIA Fixed Income	EqRM Protection	Daily	Daily p.m.
Spreads for Index	DIA Fixed Income	Portfolio Management	Weekly	Weekly
Econ Summary/Inv. Com. Commentary	DIA Fixed Income	Portfolio Management	Monthly	Prior to Investment Committee
Derivative Report Summary	DIA Fixed Income	EqRM/ALM Committee	Monthly	Prior to EqRM/ALM meeting
CLN one pager(s) for Investment Com.	DIA Fixed Income	Portfolio Management	Monthly	Prior to each Investment Committee meeting
CLN Disclosure 10Q	DIA Fixed Income	Financial Reporting	Quarterly
Industry/Company Research	DIA Fixed Income	Portfolio Management	Upon Request
Supporting Data for Sovereign Risk Report	DIA Fixed Income	Portfolio Management	Currently Weekly
Trade summary following each indexed annuity issue day	DIA Fixed Income	Fixed Annuity Product Management	Weekly

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Report Name	Source	Customer	Frequency	Due Date
Indexed annuity option blotter summary	DIA Fixed Income	Fixed Annuity Product Management	Weekly
SAS 701	The Adviser to select the provider	Financial Accounting	Annual	Reasonable period of time following year end2
Compliance Certificate	DIA Compliance	Internal Audit	Quarterly	Within two weeks of quarter end
Certification of Investment Adviser	Mr. Capuzzi and Mr. Quek, or their successors	Financial Reporting/Internal Audit	Quarterly	Within two weeks of quarter end
California Department of Insurance Questionnaire	DIA Compliance	Financial Reporting	Annually	As requested by California Department of Insurance
Risk Benchmark	DIA Fixed Income	Portfolio Management	Quarterly	Within ten business days of receiving Lincoln portfolio return data (per Schedule D)

1           SAS 70 report to only cover trade operations.
2           Initial SAS 70 report (to be a Type I report) will cover 1/1/10 to 9/30/10, with the resulting report provided to the Client no later than 12/31/10 or such other date as the parties mutually agree.  Each subsequent SAS 70 report (each of which to be a Type II report) will cover the period 10/1 through 9/30 each year, with the resulting report provided to the Client no later than 12/31 of the applicable year or such other date as the parties mutually agree.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule D

Data and Other Information

Currently Automated Investment Information Needs	Automated References

Trade Information for General Accounts	Currently entered into the following applications: Short Term Trade, Long Term Trade, Docket, Bloomberg, email Notifications
Industry and credit exposure information for short terms	Currently part of Short Term Trade application
Maintain asset codes and indicators	As currently maintained in internally written applications: Trade Interface Application to be maintained by Lincoln going forward.
Investment Data Management	Currently Delaware provides data to support investment data management
State Compliance Information	Currently in Paragraph Code Compliance Application and spreadsheets
Information on Troubled and Watched Securities	Currently part of Investment Data Management or spreadsheet to Investment Accounting to enter on Prism
Pricing and Analytic Information for assets where public information is not available or accurate
Currently get this information from Intex (for CMBS, ABS, etc) - manually modeled by Delaware, Delaware to provide information to Lincoln so that Lincoln may use Axiom (for public securities and private placements), and spreadsheets for manually priced private placements.

Underlying assumptions to generate cash flow data	Currently provided by Delaware personnel.
Admitted Assets	Currently provided by Lincoln to Delaware to permit Delaware compliance to do paragraph coding.
Insurance law updates	Currently provided by LNY and LNL personnel.
Security level data and aggregation	Lincoln to provide Delaware with total return of the portfolio at the CUSIP, asset class and total portfolio level and any other data necessary to generate the risk benchmark and its attribution.
GIPS data	Upon reasonable prior notice, Lincoln personnel to provide information to Delaware so that Delaware may prepare GIPS compliant returns as/when requested.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Data necessary to calculate investment advisory fees	Lincoln to provide Delaware with book value of the assets and other data as necessary to calculate the Management Fees due under the Agreement.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule E

Approved Managers

1.	*
2.	*
3.	*
4.	*
5.	*

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule F

Private Placement Debt Securities

Eom date	Cusip	Security Name	Coupon	Maturity Date	Price Source	Sum of Book Value	Sum of Par Value	Sum of Market Value
30-Nov-09	62826WAA9	MUTUAL FUND FEE TRUST IX SER 99-2 ABS	8.28	01-May-07	MANUL	2,986	304,309	-
30-Nov-09	868733A*7	SUREWEST COMMUNICATIONS SER B SR NT	4.74	13-Mar-13	AXIOM	1,562,095	1,600,000	1,586,160
30-Nov-09	359694C#1	FULLER H B COMPANY SR NTS	6.6	02-Jun-10	AXIOM	1,399,813	1,400,000	1,428,798
30-Nov-09	335867H*1	FIRST OMNI BANK NA AMSOUTH TR 99 A-1 S	6.65	02-Jan-21	MANUL	108,986	191,900	191,900
30-Nov-09	92977@AD6	WACHOVIA DEV GTD ROSS STORES CR PRM NT	5.65	23-Jul-13	AXIOM	3,000,000	3,000,000	3,226,200
30-Nov-09	X8687#AA1	STRAUMUR-BURDARAS INV BK SER A SR NT	7.24	29-Mar-11	MANUL	2,362,500	6,750,000	2,362,500
30-Nov-09	736508K*2	PORTLAND GENERAL ELECTRIC CO FMB	5.43	03-May-40	AXIOM	4,000,000	4,000,000	3,868,600
30-Nov-09	592688A*6	METTLER-TOLEDO INTL INC 2009-A SR NT	6.3	25-Jun-15	AXIOM	5,000,000	5,000,000	5,497,600
30-Nov-09	29266RJ@8	ENERGIZER HOLDINGS INC SER 2006-D SR N	6.24	30-Jun-16	AXIOM	1,000,000	1,000,000	1,128,180
30-Nov-09	376085AA4	GILROY ENERGY CTR LLC 144A SR NT	4	15-Aug-11	AXIOM	1,070,478	1,067,227	1,072,019
30-Nov-09	29266RL@5	ENERGIZER HOLDINGS INC SER 2007-F SR N	6.48	15-Oct-16	AXIOM	1,000,000	1,000,000	1,142,480
30-Nov-09	92964#AA5	WY TENN HLDGS LLC SR SEC NTS	5.81	17-Dec-18	AXIOM	3,500,000	3,500,000	3,813,880
30-Nov-09	64079*AB8	NEPTUNE REGIONAL TRANSMSN TR A SR SEC	6.21	30-Jun-27	AXIOM	7,393,996	7,393,996	7,813,384
30-Nov-09	63615#AG6	NATIONAL FOOTALL LEAGUE SER B SR NT	5.6	31-Mar-24	AXIOM	5,000,000	5,000,000	5,191,100
30-Nov-09	335867E#0	FIRST OMNI BANK NA ICX TR 98A-1 SER G	6.65	02-Jul-20	MANUL	114,581	202,282	202,282
30-Nov-09	92964*AA9	WY CAROLINA HLDGS SR SEC NTS	5.64	23-Dec-18	AXIOM	2,500,000	2,500,000	2,691,575
30-Nov-09	81683RAJ3	SEMINOLE TRIBE FL 2007B TXBL OBLIG 144	7.804	01-Oct-20	AXIOM	1,686,925	1,695,000	1,930,266
30-Nov-09	335867F*3	FIRST OMNI BANK NA ICX TR 98A-1 SER PD	6.65	02-Jul-20	MANUL	106,150	185,766	185,766
30-Nov-09	36720#AD1	GAS TRANSMISSION NORTHWEST SR NTS D	5.69	01-Jun-35	AXIOM	7,000,000	7,000,000	6,440,700
30-Nov-09	D2736#AC3	FRITZ DRAXLMAIER SER C SR NT	5.22	07-Apr-11	AXIOM	800,000	800,000	796,872
30-Nov-09	F9731#AA5	VICAT S A SER A SR NTS	4.92	05-Aug-10	AXIOM	3,000,000	3,000,000	3,024,960
30-Nov-09	89838@AB5	TRSTES EST JAMES CAMPBELL SER B SR NT	5.58	30-Sep-14	AXIOM	5,950,246	6,000,000	6,325,740
30-Nov-09	L7919*AC6	RELUXCO INTL SA SER C GTD SR NT	5.71	27-Mar-19	AXIOM	4,000,000	4,000,000	3,854,600
30-Nov-09	F9181#AA0	THOMSON SER A SR NT	6.13	30-Jun-10	MANUL	1,000,000	1,000,000	700,000
30-Nov-09	13861#AA5	CANTOR FITZGERALD SR NT	5.19	01-Apr-10	AXIOM	597,577	600,000	599,700
30-Nov-09	871655C@3	SYPRIS SOLUTIONS INC SER B SR SEC NT	10.2	15-Jan-12	AXIOM	593,451	604,770	552,185
30-Nov-09	564905A#4	MAPLE LEAF FOODS INC SER E SR GTD NT	5.21	08-Dec-11	AXIOM	1,000,000	1,000,000	1,045,570
30-Nov-09	72349CAA0	PINNACLE TOWERS ACQ HLDGS 2009-1 A1 SR	6.25	15-Aug-19	MANUL	14,000,000	14,000,000	14,456,400
30-Nov-09	03040#AA0	AMERICAN WATER CAP CORP SR NT	6.87	29-Mar-11	AXIOM	1,200,000	1,200,000	1,244,304
30-Nov-09	78487#AA2	SWA/WHEAT RIDGE LLC (WALGREEN)6.70%CTL	6.6	01-Sep-27	AXIOM	1,733,562	1,733,562	2,020,223
30-Nov-09	88713UAF3	TIMBERSTAR TR I 2006-1 CL E CMBS	6.5024	15-Oct-36	OBROK	2,000,000	2,000,000	1,830,000
30-Nov-09	335867G*2	FIRST OMNI BANK NA AMSOUTH TR 99 A-1 S	6.65	02-Jan-21	MANUL	173,478	302,785	302,785
30-Nov-09	G3651#AC9	QUINN GRP LTD SER C SR GTD NTS	5.58	13-Oct-15	AXIOM	2,500,000	2,500,000	2,487,050
30-Nov-09	01583*AF0	ALGONQUIN GAS TRANMISSION CO SR NT	5.69	26-Nov-12	AXIOM	2,000,000	2,000,000	2,154,200
30-Nov-09	51157*AA2	LAKEHEAD PIPELINE FMB	9.15	15-Dec-11	AXIOM	1,459,172	1,422,000	1,520,715
30-Nov-09	56165*AA1	MAN OWAR DEV LLC (WALGREEN) 6.14% CTL	6.04	01-Jul-28	AXIOM	2,880,689	2,880,689	3,222,425
30-Nov-09	89407#AA6	TRANSWESTERN PIPELINE SER A SR UNSC NT	5.39	17-Nov-14	AXIOM	4,000,000	4,000,000	4,215,040
30-Nov-09	97181#CN1	WILMINGTON TRUST CO FED EX TR N416FE	7.75	15-Jun-10	AXIOM	93,049	92,602	95,343
30-Nov-09	10510@AB6	BRAMBLES USA SER B GTD SR UNSEC NT	5.77	04-Aug-14	AXIOM	6,000,000	6,000,000	6,350,700
30-Nov-09	29266RD*6	ENERGIZER HOLDINGS INC SR NTS SER A-6	3.86	30-Jun-11	AXIOM	12,728,120	13,000,000	13,399,100
30-Nov-09	39121JAE0	GREAT RIVER ENERGY SER 2007A FMB 144A	6.254	01-Jul-38	IDSI	4,161,807	5,000,000	5,110,800
30-Nov-09	G2624@AA1	DAIRY CREST GROUP PLC SER A GTD SR NT	5.73	04-Apr-13	AXIOM	5,000,000	5,000,000	5,451,600
30-Nov-09	42823#AH6	HEWITT ASSOCIATES LLC SER F SR NT	6.57	21-Aug-15	AXIOM	5,000,000	5,000,000	5,438,400
30-Nov-09	G4916#AE4	INVESTCORP CAP LTD SER A GTD SR NT	6.64	17-Dec-10	AXIOM	150,000	150,000	143,646
30-Nov-09	883199A@0	TEXTRON FINANCIAL CORP SR NTS	4.39	24-Dec-13	MANUL	1,336,834	1,421,053	1,312,697
30-Nov-09	16735#AA2	CHICAGO FAUCET CO GTD SER A SR NTS	5	19-Dec-09	AXIOM	2,500,000	2,500,000	2,502,725
30-Nov-09	Q7397#AG9	PRATT FIN PROPRIETARY LTD SER A SR NT	5.6	17-Dec-13	AXIOM	2,500,000	2,500,000	2,633,700
30-Nov-09	335867G@0	FIRST OMNI BANK NA AMSOUTH TR 99 A-1 S	6.65	02-Jan-21	MANUL	214,675	375,884	375,884
30-Nov-09	N4577#AB2	INTL ENDESA SA BV SER B SR GTD NT	5.23	09-Sep-12	AXIOM	3,932,283	4,000,000	4,248,960
30-Nov-09	76159#AA3	RAIL CO II (CARGILL-LESSEE) SE	8.71	31-Aug-12	AXIOM	2,539,209	2,526,896	2,920,587
30-Nov-09	Q9768*AB1	JOHN FAIRFAX PUBLICATIONS SER B GTD SR	6.35	10-Jul-14	AXIOM	9,000,000	9,000,000	8,109,540
30-Nov-09	88713UAC0	TIMBERSTAR TR I 2006-1 CL B CMBS	5.7467	15-Oct-36	IDSI	1,000,000	1,000,000	910,000
30-Nov-09	N6510*AD7	NUTRECO HLDG NV SER A SR NT	7.23	08-Apr-14	AXIOM	8,000,000	8,000,000	9,242,400
30-Nov-09	23327@AA4	DFA PFD CAP TR I CUM GTD PFD SECS	7.38	02-Oct-12	AXIOM	1,950,000	1,950,000	2,114,619
30-Nov-09	39063@AC4	GREAT LAKES GAS TRANS LTD PART SR NT A	8.74	30-Oct-11	AXIOM	414,788	400,000	432,452
30-Nov-09	12638VAC0	CSN ISLANDS VI CORP SER 2004-1 SR NTS	7.427	03-May-12	AXIOM	1,818,290	1,818,290	1,902,713
30-Nov-09	501673AA5	LA ARENA FUNDING LLC ARENA REV-BCKD	7.656	15-Dec-26	AXIOM	1,577,937	1,577,937	1,683,706
30-Nov-09	10468*AA2	BRADY CORP SR NTS	5.14	28-Jun-14	AXIOM	7,200,834	7,500,000	7,862,250
30-Nov-09	23406#AA6	DAK AMERICAS (GRUPO PETROTEMEX) GTD SR	6.85	23-Jun-14	AXIOM	3,571,429	3,571,429	3,605,679
30-Nov-09	253651A#0	DIEBOLD INC SER 2006A GTD SR NT	5.5	02-Mar-16	AXIOM	6,628,078	8,000,000	8,337,680
30-Nov-09	Q2759#AM9	CONSOLIDATED PRESS FIN SER L GTD SR NT	5.56	09-Jun-14	AXIOM	966,502	1,000,000	989,080
30-Nov-09	74831*AA8	QUEENSLAND 1995 PASS-THROUGH TRUST	7.82	03-Jan-33	AXIOM	1,030,000	1,030,000	1,286,419
30-Nov-09	G2614#AB9	DCC FUNDING 2007 LTD NV SER B GTD SR N	6.19	11-Jul-19	AXIOM	7,000,000	7,000,000	7,683,270
30-Nov-09	913028E#9	UNITED TELEPHONE OF INDIANA SER W FMB	8.77	01-Aug-17	AXIOM	2,001,130	2,001,130	2,403,617
30-Nov-09	74731@AV1	QUAD/GRAPHICS INC SR SEC NTS 1998 4 TR	6.91	24-Apr-18	AXIOM	5,671,820	5,950,000	5,785,066
30-Nov-09	56633#AF0	MARCUS CORP SER C TRANCHE B SR NTS	6.82	01-May-14	AXIOM	2,142,857	2,142,857	2,080,200
30-Nov-09	36229KB*4	GTC TRANSCNTL GRP 2002A TR 1 SR NTS	5.62	15-Dec-12	AXIOM	1,000,000	1,000,000	981,530
30-Nov-09	D6574*AA7	CLAAS KGAA MBH SR NT	5.76	27-Dec-14	AXIOM	3,200,000	3,200,000	3,419,776
30-Nov-09	795770AN6	SALTON SEA FUNDING CORP SR SEC BDS	7.475	30-Nov-18	IDSI	3,206,855	3,206,855	3,519,588
30-Nov-09	74732@AF5	QUAD/GRAPHICS TR F 2006-1 SR SEC NTS	6.49	14-Apr-36	AXIOM	3,000,000	3,000,000	2,153,310
30-Nov-09	N4577#AC0	INTL ENDESA BV SER C GTD SR NTS	5.47	09-Sep-14	AXIOM	2,000,000	2,000,000	2,147,180
30-Nov-09	303250B@2	FAIR ISAAC CORP SER D SR NT	7.18	07-May-18	AXIOM	10,000,000	10,000,000	11,317,600
30-Nov-09	20715MAB1	CONFEDERATED TRIBES 144A 2006B NTS	9.75	01-Nov-20	AXIOM	1,000,000	1,000,000	936,900
30-Nov-09	233244AH5	DOT HDQTRS LS BK MTG FIN TR A-2 144A	5.594	07-Dec-21	MANUL	10,161,881	10,161,871	10,220,705
30-Nov-09	03040#AG7	AMERICAN WATER CAP CORP SER F SR NT	5.77	29-Mar-22	AXIOM	5,000,000	5,000,000	4,995,650
30-Nov-09	72925#AH0	PLUM CREEK TIMBERLANDS SER N SR NT	5.48	21-Jan-10	AXIOM	3,764,471	3,764,471	3,778,889
30-Nov-09	G4588#AM3	INTERMEDIATE CAP GRP PLC SER D GTD SR	8.03	28-Jun-11	AXIOM	2,000,000	2,000,000	2,032,320
30-Nov-09	83239*AA7	SMITHS GROUP PP INC GTD SR NT	5.45	28-Jan-13	AXIOM	8,338,411	8,500,000	9,018,075
30-Nov-09	32485*AB3	FIRST NATL BK COM(BK ONE)SER B SR SEC	12.01	01-Nov-10	AXIOM	2,133,114	2,099,391	2,235,075
30-Nov-09	X4761*AB1	LANDSBANKI ISLANDS HF 2006-1 TR A SR N	5.74	30-Mar-11	MANUL	500,000	10,000,000	500,000
30-Nov-09	589497AA4	MEREY SWEENY LP/SWEENY FDG CORP SR BDS	8.85	18-Dec-19	IDSI	773,965	724,088	824,294
30-Nov-09	G4551#AC8	HOLCIM CAP CORP LTD SR GTD NT	7.05	28-Aug-11	AXIOM	5,044,250	5,000,000	5,302,100
30-Nov-09	87275*AA3	TRT HLDGS SER A SR SEC NT	5.24	07-Nov-10	AXIOM	3,200,000	3,200,000	3,203,488
30-Nov-09	754427AA0	RAVENSWOOD UNIT 40 (KEYSPAN) SR SEC NT	5.996	15-Jan-19	AXIOM	4,460,127	4,460,127	4,742,275
30-Nov-09	574754AB3	MASHANTUCKET WESTERN PEQUOT TRIBE TXBL	6.57	01-Sep-13	AXIOM	7,628,814	7,600,000	7,411,824
30-Nov-09	K1601#AA3	COLOPLAST A/S SR NT	5	30-Apr-13	AXIOM	2,000,000	2,000,000	2,092,900
30-Nov-09	34487*AA9	FOOTBALL CLUB TERM NOTE 2018 TR CTF	6.11	12-Nov-18	AXIOM	3,000,000	3,000,000	3,118,620
30-Nov-09	43460#AB5	HOGAN REAL ESTATE (WALGREEN) 6.27% CTL	6.17	01-Jan-29	AXIOM	2,952,276	2,952,276	3,335,422
30-Nov-09	046226AA4	ASTHMA CENTER FINANCE CORP 144A NTS	7.34	01-Jul-12	AXIOM	1,441,005	1,400,000	1,575,658
30-Nov-09	63250@AE3	NATL AMUSEMENTS INC/NAI LTD SER A NT	10	31-Dec-10	AXIOM	2,977,559	3,009,316	3,039,650
30-Nov-09	04249@AC5	ARMY AND AIR FORCE EXCH SVC SER C SR N	5.74	17-Jun-14	AXIOM	6,000,000	6,000,000	6,805,560
30-Nov-09	19829*AF6	COLUMBIA PK & REC ASSN INC SR SECD NT	9.65	01-Dec-14	AXIOM	1,343,327	1,265,000	1,504,123
30-Nov-09	G6843#AB3	P&O PRINCESS CRUISES PLC SER B SR NT	7.72	31-Jul-15	AXIOM	1,012,583	1,000,000	1,097,450
30-Nov-09	91375@AB0	UNITED TELEPHONE-SOUTHEAST INC	8.77	01-Aug-19	AXIOM	1,584,710	1,386,902	1,682,756
30-Nov-09	23302#AA1	DAB LLC (WALGREEN) 6.63% CTL NT	6.53	01-Mar-28	AXIOM	2,489,245	2,489,245	2,888,072
30-Nov-09	41242*AG7	HARDWOOD FDG (NBA) SER G SR NT	8.27	26-Feb-16	AXIOM	6,000,000	6,000,000	6,985,260
30-Nov-09	Q5581#AA2	LION NATHAN FIN (AUSTRALIA) SR GTD NTS	8.65	28-Feb-12	AXIOM	1,200,000	1,200,000	1,303,872
30-Nov-09	707064AA9	PENGROWTH CORP SR NT	6.35	26-Jul-17	AXIOM	5,000,000	5,000,000	5,330,050
30-Nov-09	G5241#AC1	KERRY GRP FINL SVCS TR C SR NT	5.14	30-Apr-15	AXIOM	2,000,000	2,000,000	2,163,500
30-Nov-09	74732@AC2	QUAD/GRAPHICS TR C 2006-1 SR SEC NTS	6.49	30-Jan-36	AXIOM	3,000,000	3,000,000	2,156,400
30-Nov-09	74915#AA3	R&L SHERWOOD 5.72% CTL NT (KOHLS)	5.6365	10-Jan-24	AXIOM	822,044	822,044	876,825
30-Nov-09	335867G#8	FIRST OMNI BANK NA AMSOUTH TR 99 A-1 S	6.65	02-Jan-21	MANUL	600,675	1,048,407	1,048,407
30-Nov-09	D7625#AC6	SOLARWORLD AG SER C SR NT	6.12	21-Dec-18	AXIOM	10,000,000	10,000,000	10,517,300
30-Nov-09	Q2264@AA5	CHALLENGER LIFE NO 2 LTD SER A SB NT	6.29	07-Dec-16	AXIOM	14,200,000	14,200,000	14,049,196
30-Nov-09	388608AA9	GRAPEVINE FIN LLC SR SEC NON-REC NT	6.712	15-Jul-21	AXIOM	15,258,381	15,000,000	15,008,250
30-Nov-09	97786#AB8	WOLSELEY SR NTS	4.79	16-Nov-10	AXIOM	1,986,997	2,000,000	2,018,280
30-Nov-09	07783@AA4	BELK INC NTS SER A	5.05	12-Jul-12	MANUL	4,748,235	5,000,000	5,141,000
30-Nov-09	92428FAB3	VERMONT TRANSCO LLC SER R FMB ACCD INV	5.75	01-Apr-37	AXIOM	5,000,000	5,000,000	5,186,600
30-Nov-09	56081#AC4	MAJOR LEAGUE BASEBALL TR TERM NT	4.88	16-Dec-13	AXIOM	3,087,964	3,125,000	3,244,656
30-Nov-09	84861#AA6	SPIRITS OF ST LOUIS BASKETBALL SR SEC	6.09	31-Dec-21	AXIOM	760,395	760,395	768,865
30-Nov-09	Q7397#AE4	PRATT FIN PROPRIETARY LTD SER E SR NTS	8.12	23-May-16	AXIOM	6,663,957	6,000,000	6,999,900
30-Nov-09	05544NAC5	BHN IV MTG TRUST 144A CL AF SER 2000-1	8	31-Mar-11	MANUL	22	162,371	6,495
30-Nov-09	10600PAA5	BRAZILIAN MER VOUCH RECV 2003-1 SR SEC	5.911	15-Jun-11	AXIOM	328,843	328,843	339,820
30-Nov-09	24713@AD8	DELOITTE & TOUCHE USA LLP GTD SER D NT	6.99	20-Nov-21	AXIOM	7,500,000	7,500,000	7,964,400
30-Nov-09	93525@AA7	WARREN GREEN RVR RD PPTY (CVS) 6.37% C	6.27	15-Jul-23	AXIOM	2,218,520	2,218,520	2,432,185
30-Nov-09	26969PA@7	EAGLE MTERIALS INC. TR B SR NTS	5.38	15-Nov-15	AXIOM	6,630,000	6,630,000	6,765,186
30-Nov-09	55819@AA1	MADISON PROPERTY GRP 6.34% CTL(WALGREE	6.24	01-Apr-29	AXIOM	3,432,280	3,432,280	3,899,070
30-Nov-09	45069KAA6	ITW CUPIDS FIN TR I GTD 144A CUPIDS	6.55	31-Dec-11	IDSI	3,998,364	4,000,000	4,030,000
30-Nov-09	698525AA0	PANOCHE ENERGY CENTER LLC SR SEC 144A	6.885	31-Jul-29	IDSI	8,000,000	8,000,000	7,730,400
30-Nov-09	82048@AE0	SOUTHERN PAC TRANS CO-LESSEE;SHAWMUT	7.22	02-Jul-13	AXIOM	757,800	757,800	841,408
30-Nov-09	705322AG0	PEDERNALIS ELEC COOP FMB 144A SER 95-A	7.55	15-Nov-15	AXIOM	260,397	248,360	288,125
30-Nov-09	09951#AE6	BORAL USA SR NTS	5.42	09-May-15	AXIOM	978,540	1,000,000	1,019,730
30-Nov-09	74500PAC8	PUEBLO OF SANTA ANA 144A BDS	6.29	01-Apr-15	AXIOM	3,360,000	3,360,000	2,868,096
30-Nov-09	71838#AA3	PHILLIES BALLPARK LP SR SEC NT	6.19	01-Nov-14	AXIOM	3,013,121	3,013,121	3,075,975
30-Nov-09	507199AB3	LAGUNA DEV CORP ENTERPRISE TXBL REV BD	6.66	01-Jun-15	AXIOM	5,000,000	5,000,000	4,782,400
30-Nov-09	705322AH8	PEDERNALES ELEC COOP INC 02 SER A 144A	4.093	15-Nov-12	IDSI	1,239,338	1,259,779	1,284,118
30-Nov-09	24713#AC8	DELOITTE & TOUCHE LLP SER B GTD SR NTS	7.41	01-Oct-11	AXIOM	917,540	912,048	975,490
30-Nov-09	88713UAE6	TIMBERSTAR TR I 2006-1 CL D CMBS	6.2082	15-Oct-36	IDSI	2,000,000	2,000,000	1,780,000
30-Nov-09	G0682#AC8	AVIS FINANCE CO PLC SR NTS	5.66	09-Jun-11	AXIOM	2,843,275	3,000,000	2,956,530
30-Nov-09	29164#AA5	EMPIRE DISTRICT GAS CO FIRST MTG BDS	6.82	01-Jun-36	AXIOM	3,000,000	3,000,000	3,173,070
30-Nov-09	69352BAC8	PPL MONTANA LLC PASS THRU CTFS	8.903	02-Jul-20	AXIOM	658,233	661,197	729,822
30-Nov-09	335867F@1	FIRST OMNI BANK NA NICHIMEN TR 98A-2 S	6.65	02-Jul-20	MANUL	236,673	424,055	424,055
30-Nov-09	78443*AJ0	SLBP HLDGS CORP SER B SR NT	7.9	30-Jun-14	MANUL	4,000,000	4,000,000	4,060,000
30-Nov-09	05775#AA6	BALDRIDGE RENTON (WALGREEN) 6.32% CTL	6.22	01-Sep-28	AXIOM	3,509,284	3,509,284	3,979,669
30-Nov-09	798737AA0	SAN MANUEL ENTERTAINMENT SR SEC 2004-A	5.69	01-Dec-15	AXIOM	4,000,000	4,000,000	3,902,160
30-Nov-09	43459#AA0	HOGAN REAL ESTATE (WALGREEN) 6.91% CTL	6.81	01-Sep-28	AXIOM	3,016,153	3,016,153	3,575,649
30-Nov-09	Q9768*AC9	JOHN FAIRFAX PUBLICATIONS SER C GTD SR	6.48	10-Jul-17	AXIOM	8,000,000	8,000,000	6,488,240
30-Nov-09	48268@AG9	KPMG LLP SER 2008 SR NT	6.25	15-Jul-15	AXIOM	5,000,000	5,000,000	5,287,850
30-Nov-09	03040#AF9	AMERICAN WATER CAP CORP SER E SR NT	5.62	29-Mar-19	AXIOM	800,000	800,000	820,144
30-Nov-09	96218PAN0	WEYERHAUESER REAL EST 144A MTNE	6.22	17-Sep-14	IDSI	10,000,000	10,000,000	9,334,100
30-Nov-09	80534#AA1	SAVITT INV LLC 6.66% (WALGREEN) CTL NT	6.56	01-Jul-28	AXIOM	878,432	878,432	1,021,879
30-Nov-09	G7895#AC6	SCOTTISH & NEWCASTLE PLC SER C SR NT	5.57	05-Dec-14	AXIOM	6,973,194	7,000,000	7,838,810
30-Nov-09	73931@AB5	POWERCOR AUSTRALIA LLC SER B SR NT	4.9	12-Nov-16	AXIOM	5,000,000	5,000,000	5,217,800
30-Nov-09	24713@AE6	DELOITTE & TOUCHE USA LLP SER E GTD NT	7.33	20-Nov-26	AXIOM	5,043,233	5,000,000	5,334,950
30-Nov-09	23379#AA9	DAHO LLC 6.44% CTL NT (WALGREEN)	6.34	01-Nov-27	AXIOM	2,195,333	2,195,333	2,511,022
30-Nov-09	59447#AB9	MICHIGAN ELEC TRANS CO SR SEC NTS	5.75	10-Dec-15	AXIOM	2,000,000	2,000,000	2,191,580
30-Nov-09	877904AA0	TEAM CLASSIC GOLF SVCS INC SR NTS	7.15	01-Dec-10	AXIOM	706,459	703,368	668,432
30-Nov-09	G7895#AA0	SCOTTISH & NEWCASTLE PLC SER A SR NTS	4.83	05-Dec-09	AXIOM	1,000,000	1,000,000	1,000,500
30-Nov-09	74732@AE8	QUAD/GRAPHICS TR E 2006-1 SR SEC NTS	6.29	14-Apr-31	AXIOM	1,500,000	1,500,000	1,103,955
30-Nov-09	41242*AA0	HARDWOOD FDG SER A SR SEC NTS	4.3	07-Jun-10	AXIOM	3,969,393	4,000,000	4,021,600
30-Nov-09	08863@AA5	BGC PARTNERS SR NT	5.19	01-Apr-10	AXIOM	896,366	900,000	899,550
30-Nov-09	K7802#AH2	ROYAL GREENLAND A/S SER A SR NT	5.69	01-Oct-13	AXIOM	3,000,000	3,000,000	3,012,090
30-Nov-09	008548AE9	AGUA CALIENTE BAND CAHUILLA SER A SR S	6.08	01-Oct-16	AXIOM	8,718,000	8,718,000	7,633,917
30-Nov-09	71839#AA2	PHILLIES FDG LP SR SEC REV BKD NTS	6.21	10-Jun-30	AXIOM	11,020,305	11,020,305	10,011,396
30-Nov-09	05577*AA0	BPUS NEWFINANCE LLC SER 1 SR SEC NT	5.68	19-Dec-12	AXIOM	2,000,000	2,000,000	2,112,620
30-Nov-09	39812*AA4	GREYSTONE GRP ZANESVILLE-WALGREEN 6.07	5.97	10-Apr-28	AXIOM	2,864,555	2,864,555	3,187,992
30-Nov-09	03040#AD4	AMERICAN WATER CAP CORP SER C SR NT	5.62	21-Dec-18	AXIOM	5,800,000	5,800,000	5,965,822
30-Nov-09	29266RK*8	ENERGIZER HOLDINGS INC SER 2007-B SR N	6.01	15-Oct-12	AXIOM	6,000,000	6,000,000	6,582,960
30-Nov-09	031100C@7	AMETEK INC SER E SR NT	7.08	17-Sep-18	AXIOM	5,000,000	5,000,000	5,672,100
30-Nov-09	335867F#9	FIRST OMNI BANK NA AMSOUTH TR 99 A-1 S	6.65	02-Jan-21	MANUL	374,374	658,356	658,356
30-Nov-09	91373*AT5	UNITED TELEPHONE OF THE CAROLINAS SE T	8.77	01-Aug-17	AXIOM	434,564	388,000	468,134
30-Nov-09	60527TA*5	MISSISSIPPI BUS FIN CO SER 99A SR SEC	7.13	20-Oct-21	AXIOM	1,000,000	1,000,000	1,213,890
30-Nov-09	11283#AB7	BROOKFIELD POWER NY FIN SER 2 SR SEC	5.91	16-Dec-25	AXIOM	5,000,000	5,000,000	4,698,800
30-Nov-09	24713#AD6	DELOITTE & TOUCHE SER C SR GTD NTS	7.6	01-Oct-11	AXIOM	3,013,057	3,000,000	3,251,760
30-Nov-09	48003#AH5	JONES EDWARD D & CO LP SB CAP NT	7.33	12-Jun-14	AXIOM	2,000,000	2,000,000	2,081,760
30-Nov-09	335867E*4	FIRST OMNI BANK NA ICX TR 98A-1 SER C	6.65	02-Jul-20	MANUL	499,698	861,520	861,520
30-Nov-09	25246@AA7	DHC LNL GWINNETT MED DEFEASANCE LLC NT	5.58	05-Aug-13	AXIOM	172,458	172,458	197,173
30-Nov-09	74732@AB4	QUAD/GRAPHICS TR B 2006-1 SR SEC NTS	6.29	30-Jan-31	AXIOM	1,500,000	1,500,000	1,107,030
30-Nov-09	Q5516@AA4	LEIGHTON FIN LTD SER A GTD SR NT	6.91	15-Oct-13	AXIOM	3,000,000	3,000,000	3,275,820
30-Nov-09	14155#AA8	CARDINALS BALLPARK LLC SR SEC NTS	5.72	30-Sep-27	AXIOM	3,546,647	3,546,647	3,044,371
30-Nov-09	784010AA8	SCL TERMINAL AEREO SANTIAGO SR SECD	6.95	01-Jul-12	IDSI	2,706,768	2,706,667	2,652,236
30-Nov-09	57169*AJ6	MARS INC SER B SR NT	6.47	06-Oct-18	AXIOM	2,000,000	2,000,000	2,360,060
30-Nov-09	252398AB8	DFS FDG CORP 2005B SR SEC NTS	6.369	15-Jun-12	AXIOM	687,500	687,500	703,203
30-Nov-09	126624AC9	CVRD FIN LTD 144A NTS	8.926	15-Oct-10	IDSI	183,304	183,304	186,931
30-Nov-09	124900A@0	CCL INDUSTRIES INC SR GTD NTS	6.97	16-Sep-12	AXIOM	1,469,186	1,363,636	1,458,409
30-Nov-09	335867E@2	FIRST OMNI BANK NA ICX TR 98A-1 SER CH	6.65	02-Jan-20	MANUL	393,161	690,800	690,800
30-Nov-09	422317A*8	HEARST-ARGYLE TELEVISION INC SR NTS	7.18	15-Dec-10	AXIOM	5,989,731	6,000,000	5,993,880
30-Nov-09	31435*AA8	FELLOWES INC SR NT	4.76	07-Aug-15	AXIOM	100,000	100,000	104,269
30-Nov-09	23307*AC6	DC ARENA LP GTD SR SEC NT	6.56	30-Nov-23	AXIOM	7,000,000	7,000,000	7,024,920
30-Nov-09	43014*AA2	HIGHLAND HOUSE APTS LLC 6.62% CTL (WAL	6.52	01-Dec-27	AXIOM	864,784	864,784	1,002,293
30-Nov-09	29266RH#8	ENERGIZER HOLDINGS INC SER 2006-B SR N	6.05	30-Jun-11	AXIOM	1,000,000	1,000,000	1,064,750
30-Nov-09	25654#AB8	DODGER TICKETS LLC 2007-A SR SEC NT	6.07	31-Mar-32	AXIOM	20,000,000	20,000,000	18,196,800
30-Nov-09	718282AA4	PHILIPPINE PWR TRUST I (OPIC INS) CTFS	5.4	26-Sep-18	IDSI	1,714,286	1,714,286	1,776,086
30-Nov-09	24713@AC0	DELOITTE & TOUCHE USA LLP SER C GTD NT	6.59	20-Nov-16	AXIOM	203,564	200,000	215,856
30-Nov-09	716747AA8	PETROPOWER I FDG TRUST 144A US TR CTF	7.36	15-Feb-14	IDSI	872,731	872,731	875,917
30-Nov-09	871655C*5	SYPRIS SOLUTIONS INC SER A SR SEC NT	12	15-Jan-12	AXIOM	360,485	362,862	343,162
30-Nov-09	26439#AC6	DUKE ENERGY CORP NTS	6.9	30-Dec-16	AXIOM	533,333	533,333	595,888

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.